UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    July 10, 2003

PARTY CITY CORPORATION

(Exact name of registrant as specified in its chapter)

Delaware	0-27826	22-3033692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Commons Way, Rockaway, NJ		07866
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (973) 983-0888

Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired: None

     (b)  Pro forma financial information: None

     (c)  Exhibits:

99.1	Press Release issued by Party City Corporation, dated July 10, 2003, regarding fourth quarter sales results.

Item 12. Results of Operations and Financial Condition

     On July 10, 2003, Party City Corporation (the “Company”) announced its sales results for the fourth fiscal quarter ended June 28, 2003.

     A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This information is being furnished under Item 9, Regulation FD Disclosure, as provided in the Securities and Exchange Commission’s Release 33-8216; March 27, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY CORPORATION

	By:	/s/ Linda M. Siluk

	Name:	Linda M. Siluk
	Title:	Chief Financial Officer

Date: July 15, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by Party City Corporation, dated July 10, 2003, regarding fourth quarter sales results.